Significant events after the reporting period	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Significant events after the reporting period
Significant events after the reporting period
On 14 February 2025, the Group announced its intention to commence a share buyback programme of up to €1 billion, to be completed over a 12 month period. The initial tranche of the programme has commenced and is currently being executed within the authority granted by the Annual General Meeting of Shareholders (AGM) on 22 May 2024. Subject to requisite approvals being granted, it will continue to operate under the authority granted by future general meetings. All shares repurchased under the programme will be cancelled.
The share buyback programme may be suspended, modified, or discontinued at any time, subject to compliance with applicable laws and regulations.